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                                                                   Exhibit 10.28

                    ASSIGNMENT OF REAL ESTATE SALE AGREEMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, BC-GFS II LLC, a Delaware limited liability company ("Assignor"), hereby assigns, transfers and sets over to BC-GFS Bridge Creek LLC, a Delaware limited liability company ("Assignee"), all of Assignor's right, title and interest with respect to the real property and improvements commonly known as Bridge Creek Apartments, located in Wilsonville, Oregon and legally described in Exhibit A attached hereto, under that certain Real Estate Sale Agreement dated March 27, 2003, as amended by Letter Agreement dated as of April 24, 2003 and that certain First Amendment to Real Estate Sale Agreement dated as of May 2, 2003 (collectively, the "Agreement"), originally between EQR-Bridgecreek Vistas, Inc., an Illinois corporation, as Seller, and Goodman Financial Services, Inc. ("Goodman") as Purchaser, and assigned by Goodman to Assignor pursuant to that certain Assignment of Real Estate Sale Agreement dated as of May 2, 2003.

     DATED this 21 st day of May, 2003.

     ASSIGNOR:                        BC-GFS II LLC,
                                      a Delaware limited liability company

                                      By:  GFS Equity Management LLC, a
                                           Washington limited liability company,
                                           its manager.


                                           By:  /s/ John A. Goodman
                                              ----------------------------------
                                                John A. Goodman, Manager

     ASSIGNEE:                        BC-GFS BRIDGE CREEK LLC,
                                      a Delaware limited liability company

                                      By:  BC-GFS II LLC, a Delaware limited
                                           liability company, its manager

                                           By:  GFS Equity Management LLC, a
                                                Washington limited liability
                                                company, its manager


                                                By: /s/ John A. Goodman
                                                   -----------------------------
                                                    John A. Goodman, Manager

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                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL I:

A tract of land situated in the South one-half of Section 13, Township 3 South, Range 1 West, of the Willamette Meridian, in the City of Wilsonville, County of Clackamas and State of Oregon, being described as follows:

Beginning at the Southeast corner of that tract of land described in Deed to Bridgecreek Apartments-Joint Venture, recorded June 4, 1987 as Fee No. 87-25209, Clackamas County Records, said point being situated North 89 DEG. 37'04" East
277.62 feet and North 0 DEG. 01'54" West, 117.21 feet from the South one-quarter corner of said Section 13; thence South 89 DEG. 14'36" West along the South line of said Bridgecreek Tract a distance of 25.00 feet to the true point of beginning of the tract herein to be described; thence North 0 DEG. 54'01" West parallel with the East line of said Bridgecreek Tract a distance of 452.63 feet to a point of curvature; thence 36.14 feet along the arc of a 50.00 foot radius curve to the left through a central angle of 41 DEG. 24'35" (the long chord of which bears North 20 DEG. 44'11" West, 35.36 feet) to point of reverse curve; thence 82.50 feet along the arc of a 50.00 foot radius curve to the right through a central angle of 94 DEG. 32'13" (the chord of which bears North 5
DEG. 49'47" East, 73.45 feet) to an iron rod; thence North 0 DEG. 01'54" West a distance of 50.00 feet to an iron rod; thence North 32 DEG. 37'30" East a distance of 183.60 feet to an iron rod; thence North 45 DEG. 48'11" West a distance of 96.39 feet to an iron rod in the East line of said Bridgecreek Tract; thence North 0 DEG. 01'54" West along said East line a distance of 503.33 feet to the Northeast corner of said Bridgecreek Tract; thence West along the North line of said Bridgecreek Tract to the centerline of the most Easterly branch of Boeckman Creek; thence Southerly along said centerline to a point in the Northerly right of way of Wilsonville Road, as described in Deed to the City of Wilsonville by Deed recorded October 12, 1982 as Fee No. 82-28205, Clackamas County Records; thence North 89 DEG. 14'36" East along said Northerly right of way line to an iron rod marking an angle point therein; thence continuing along said Northerly right of way line, South 74 DEG. 40'50" East a distance of 65.00 feet to an iron rod marking an angle point therein; thence continuing along said Northerly right of way line, North 89 DEG. 14'36" East a distance of 254.08 feet to true point of beginning.

PARCEL II:

The following described tract of land being situated in the Southeast one-quarter of Section 13, Township 3 South, Range 1 West, of the Willamette Meridian, in the City of Wilsonville, County of Clackamas and State of Oregon, described as follows:

Beginning at the South one-quarter corner of said Section 13; thence along the South line of Section 13, North 89 DEG. 37'04" East 277.62 feet to the West line of that tract described in Deed to Frank F. Stiller, Edna May Stiller, Charles
G. Stiller and Reva L. Stiller, recorded April 15, 1974 as Fee No. 74-9258, Clackamas County Records; thence along the West line of last said Deed North 00 DEG. 01'54" West 13.73 feet to the North right of way line of Market Road
No. 12; thence continuing North 00 DEG. 01'54" West 103.48 feet to the true point of beginning; thence North 89 DEG. 19'15" East 25.00 feet; thence parallel with the West line of said Stiller Deed and 25 feet East thereof, North 00 DEG. 01'54" West 452.06 feet to a point of curve; thence along the arc of a 50.00 foot radius curve having a central angle of 41 DEG. 24'35" (the chord of which bears North 20 DEG. 40'23" East 35.36 feet) the arc distance of 36.14 feet being to the left of the chord to a point of reverse curve; thence along the arc of a
50.00 foot radius curve having a central angle of 94 DEG. 32'23" (the chord of which bears North 05 DEG. 53'31" West 73.46 feet) the arc distance of 82.50 feet being to the right of chord, to a point that is 30.00 feet Easterly of the West line of said Stiller Deed; thence parallel with said Deed North 00 DEG. 01'54" West 75.00 feet; thence North 24 DEG. 24'06" East 84.07 feet; thence North 89 DEG. 58'06" West 20O.28 feet to the East line of that tract described in Fee No. 87-13812, Clackamas County Records; thence along said East line

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North 5 DEG. 11'OO" West 48.80 feet to an angle corner thereon; thence North 13
DEG. 53'08" East a distance of 283.54 feet; thence North 32 DEG. 57'15" East a distance of 256.63 feet; thence North 52 DEG. 07'00" West a distance of 119.09 feet; thence North 74 DEG. 23'00" West a distance of 200.00 feet; thence North 0 DEG. 01'54" West a distance of 398.29 feet; thence West a distance of 182.59 feet to point in the West line of said Stiller Tract; thence South 0 DEG. 01'54" East along said West line a distance of 1774.63 feet to the true point of beginning.

TOGETHER WITH the following described property:

The following described tract of land being situated in the Southeast one-quarter of Section 13, Township 3 South, Range 1 West, of the Willamette Meridian, in the City of Wilsonville, County of Clackamas and State of Oregon, described as follows:

Beginning at a point on the West line of that tract described in that Deed to Fran F. and Edna May Stiller recorded in Fee No. 87-13812, Clackamas County Records, said point being located from the one-quarter corner on the South line of Section 13, Township 3 South, Range 1 West, of the Willamette Meridian, North 89 DEG. 37'04 East 277.62 feet to said West line; thence along said line
North 00 DEG. 01'54" West 13.73 feet to the Northerly right of way line of Market Road No. 12; thence continuing North 00 DEG. 01'54" West 671.97 feet to the true point of beginning on the arc of a cul de sac; thence along the arc of a 50.00 foot radius curve having a central angle of 36 DEG. 52'12" (the chord of which bears South 71 DEG. 32'00" West 31.62 feet) to a point that is 30 feet Westerly of the West line of said Stiller Deed; thence parallel with the West line of said Stiller Deed North 00 DEG. 01'54' West 50.00 feet; thence North 32 DEG. 37'30" East 55.60 feet to the West line of said Stiller Deed; thence South 00 DEG. 01'54" East 86.81 feet to the true point of beginning.

EXCEPTING THEREFROM the following described property:

The following described tract of land being situated in the Southeast one-quarter of Section 13, Township 3 South, Range 1 West, of the Willamette Meridian, in the City of Wilsonville, County of Clackamas and State of Oregon, described as follows:

Beginning at a point on the West line of that tract described in that Deed to Fran F. and Edna May Stiller recorded in Fee No. 87-13812, Clackamas County Records, said point being located from the one-quarter corner on the South line of Section 13, Township 3 South, Range 1 West, of the Willamette Meridian, North 89 DEG. 37'04" East 277.62 feet to said West line; thence along said line North 00 DEG. 01'54" West 13.73 feet to the Northerly right of way line of Market Road No. 12; thence continuing North 00 DEG. 01'54" West 758.78 feet to the true point of beginning; thence continuing along the West line of said Stiller Deed North 00 DEG. 01'54" West 175.00 feet; thence South 45 DEG. 48'11" East 96.39 feet; thence South 32 DEG. 37'30" West 128.00 feet to the true point of beginning.

PARCEL III:

Those easement rights set forth in that certain Agreement Granting Sewer Easement recorded May 15, 1989 as Fee No. 89 20336 and recorded September 25, 1989 as Fee No. 89 42435.

The new perimeter description for Parcels I and II is described as follows:

A tract of land situated in the South one-half of Section 13, Township 3 South, Range 1 West, of the Willamette Meridian, in the City of Wilsonville, County of Clackamas and State of Oregon, being described as follows:

Commencing at the Southeast corner of that tract of land described in Deed to Bridgecreek Apartments-Joint Venture, recorded June 4, 1987 as Fee Number 87-25209, Clackamas County Records, said point being situated N.89 DEG. 37'04"E.
277.65 feet and N.00 DEG. 01'54"W., 117.21 feet from

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the South one quarter corner of said Section 13; thence S.89 DEG. 14'36"W. along the South line of said Bridgecreek Tract a distance of 25.00 feet to the TRUE POINT OF BEGINNING of the tract herein to be described; thence N.00 DEG.
01'54'W. (N.00 DEG. 54'01"W. deed) parallel with the East line of said Bridgecreek Tract a distance of 452.63 feet to a point of curvature; thence
36.14 feet along the arc of a 50.00 foot radius curve to the left through a central angle of 41 DEG. 24'35" (the long chord of which bears N.20 DEG. 44'11"W., 35.36 feet) to point of reverse curve; thence 114.68 feet along the arc of a 50.00 foot radius curve to the right through a central angle of 131
DEG. 24'36" (the long chord of which bears N.24 DEG.15'49"E., 91.14 feet) to the West line of that parcel as described in deed to Frank F. Stiller, Edna May Stiller, Charles B. Stiller and Reva L. Stiller, recorded April 15, 1974, under Recorders Fee Number 74-9258 Clackamas County Deed Records; thence S.00 DEG. 01'54"E., along said west line a distance of 568.46 feet to the aforesaid Point of Commencement; thence N.89 DEG. 19'15"E., a distance of 25.00 feet; thence, parallel to and 25.00 feet East of the West line of said Stiller tract N.00 DEG. 01'54"W., a distance of 452.06 feet to a point of curve; thence along the arc of a 50.00 foot radius curve to the right, through a central angle of 41 DEG. 24'35", an arc distance of 36.14 feet to a point of reverse curve (chord bears
N.20 DEG. 40'23"E., 35.36 feet); thence along the arc of a 50.00 foot radius curve to the left, through a central angle of 94 DEG. 32'19" an arc distance of
82.50 feet (chord bears N.05 DEG. 53'30"W., 73.46 feet); thence N.00 DEG. 01'54"W. a distance of 75.00 feet; thence N.24 DEG. 24'06"E. a distance of 84.07 feet to an angle corner; thence N.89 DEG. 58'06"E. a distance of 200.82 feet to a point on the West line of that parcel as described in Document Number 87-13812 Clackamas County Deed Records; thence tracing last said West line the following
8 (eight) courses; (1) N.05 DEG. 01'00"W. a distance of 48.80 feet; (2) N.13
DEG. 53'08"E. a distance of 283.54 feet; (3) N.32 DEG. 57'15"E. a distance of
256.63 feet; (4) N.52 DEG. 07'00"W. a distance of 119.09 feet; (5) N.74 DEG.
23'00"W. a distance of 200.00 feet to an angle corner; (6) N.00 DEG. 01'54"W. a distance of 398.29 feet; (7) West a distance of 182.59 feet; and (8) S.00 DEG. 01'54"E. a distance of 441.01 feet to an angle corner of the aforesaid Bridgecreek Tract; thence Due West, 118 feet, more or less, along the North line of said Bridgecreek Tract to the centerline of the most easterly branch of Beckman Creek; thence Southerly along said creek centerline to a point in the northerly right of way of Wilsonville Road, as described in deed to the city of Wilsonville by Deed recorded October 12, 1982 as Fee Number 82-28205, Clackamas County Deed Records; thence N.89 DEG. 14'36"E., 498.5 feet more or less to an iron rod marking an angle point therein; thence continuing along said northerly right of way line, S.74 DEG. 40'50"E. a distance of 65.00 feet to an iron rod marking an angle point therein; thence continuing along said Northerly right of way line, N.89 DEG. 14'36"E. a distance of 254.08 feet to TRUE POINT OF BEGINNING.